Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13G (the “Statement”) to which this Agreement is attached as an exhibit, and any amendments thereto, and agree that such Statement, as so filed, is filed on behalf of each of them, and that any amendments thereto will be filed on behalf of each of them.

IN WITNESS WHEREOF, the undersigned have executed this Agreement in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

/s/ Timothy M. Adams
Signature

Timothy M. Adams
Print Name

/s/ Daniel F. Beck
Signature

Daniel F. Beck
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Canpartners Investments IV, LLC

By: /s/ Joshua S. Friedman
Signature

Joshua S. Friedman, Managing Director
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Canyon Capital Advisors, LLC

/s/ Joshua S. Friedman
Signature

Joshua S. Friedman, Managing Director
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/s/ Rory J. Cowan
Signature

Rory J. Cowan
Print Name

/s/ Robert T. Dechant
Signature

Robert T. Dechant
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ENTERPRISE ASSOCIATES LLC

By: /s/ Venetia Kontogouris
Signature

Venetia Kontogouris
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IMS HEALTH INCORPORATED

By: /s/ Robert H. Steinfeld

Robert H. Steinfeld as Senior Vice President and Corporate Secretary
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/s/ Vahram Erdekian
Signature

Vahram Erdekian
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/s/ Sheila M. Flaherty
Signature

Sheila M. Flaherty
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FLEET NATIONAL BANK, TRUSTEE OF THE ABEGAIL L. MOORE TRUST

By:	Kevin C. O’Shea, Vice President

/s/ Kevin C. O’Shea
Signature

Kevin C. O’Shea
Print Name

FLEET NATIONAL BANK, TRUSTEE OF THE ALEXANDER S. MOORE TRUST

By:	Kevin C. O’Shea, Vice President

/s/ Kevin C. O’Shea
Signature

Kevin C. O’Shea
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HARDING HOLDINGS INC.

By: /s/ Mary K. Cavarra
Signature

Mary K. Cavarra., Vice President
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/s/ Deborah A. Keeman
Signature

Deborah A. Keeman
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/s/ Jeremiah Kelly
Signature

Jeremiah Kelly
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/s/ Linwood A. Lacy, Jr.
Signature

Linwood A. Lacy, Jr.
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/s/ Terence M. Leahy
Signature

Terence M. Leahy
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/s/ Stephen D.R. Moore
Signature

Stephen D.R. Moore
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/s/ R. Scott Murray
Signature

R. Scott Murray
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OCM MEZZANINE FUND, L.P.

By:	Oaktree Capital Management, LLC, general partner

By: Robert E. Davis

/s/ Robert E. Davis
Signature

Robert E. Davis
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By: William B. Sacher

/s/ William B. Sacher
Signature

William B. Sacher
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Oaktree Capital Management, LLC

By: /s/ William Casperson
Signature

William Casperson, Managing Director
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By: /s/ William B. Sacher
Signature

William B. Sacher, Managing Director
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/s/ Morton H. Rosenthal
Signature

Morton H. Rosenthal
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/s/ Samuel C. Sichko
Signature

Samuel C. Sichko
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The Murray 2003 Qualified Annuity Trust

By: /s/ Samuel C. Sichko
Signature

Samuel C. Sichko, Trustee
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/s/ W. Ken Southerland
Signature

W. Ken Southerland
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/s/ Randy Stone
Signature

Randy Stone
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/s/ D.A. Tanner
Signature

David A. Tanner
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